TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED AUGUST 31, 2009

IN RE:

:

09-11235 (JVA); 09-11236;

09-11237;

 09-11238;

:

09-11239;

 09-11241;

CASE NO.:

09-11244

:

Chapter 11

Judge:

J. Vincent Aug, Jr.

Milacron Inc., a Delaware corporation,

:

et, al.

Debtor

As debtor in possession, I affirm:

1.

That I have reviewed the financial statements attached hereto, consisting of:

___X___

Operating Statement

(Form 2)

___X___

Balance Sheet

(Form 3)

___X___

Summary of Operations

(Form 4)

___X___

Monthly Cash Statement

(Form 5)

___X___

Statement of Compensation

(Form 6)

___X___

Schedule of In-Force Insurance

(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.

That the insurance, including workers’ compensation and unemployment insurance, as described in

Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach a written explanation)

YES ___X___

NO ___ ___

3.

That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and

Reporting Requirements For Chapter 11 cases are current.

(If not, attach a written explanation)

YES ___X___

NO ___ ___

4.

No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

YES ___X___

NO ___ ___

5.

All United States Trustee Quarterly fees have been paid and are current.

YES ___X___

NO ___ ___

6.

Have you filed your prepetition tax returns.

(If not, attach a written explanation)

YES ____ ___

NO ___X __

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

_/s/ John C. Francy________

Dated

_12/22/09__

Debtor in Possession

V.P.-Finance,

513-536-2000

       Title

       Phone

Treasurer &

CFO

Form 1

Transmittal of Financial Reports and

Certification of Compliance with

United States Trustee Operating Requirements for

The Period Ended

August 31, 2009

IN RE:

Milacron Inc., a Delaware corporation, et, al.

CASE NO:

09-11235 (JVA)

09-11236

09-11237

09-11238

09-11239

09-11241

09-11244

Chapter 11 Judge:

J. Vincent  Aug, Jr.

Form 1, Item 6:

Written explanation of unfiled prepetition tax returns:

The company has yet to file its 2009 Federal and State Income Tax Returns.  The returns will be filed within the extended due dates.  As of December 22, 2009, all 2008 Federal and State Income Tax Returns have been filed.

Form 1 (Attachment for Item6)

OPERATING STATEMENT (P&L)
Period Ending August 31, 2009

	Case No: 09-11235 (JVA)

		Total Since
	Period Ending	Filing on
	August 31, 2009	March 10, 2009

Total Sales	13,764,000	118,186,000
Cost of Sales	11,455,000	105,778,000

Gross Profit	2,309,000	12,408,000

Selling, General and Administrative Expenses:
Salaries and Wages	1,141,000	7,707,000
Fringes/Employee Benefits	143,000	2,123,000
Travel and Entertainment	223,000	1,176,000
Advertising	144,000	597,000
Professional Services	(34,000)	1,914,000
Commissions	260,000	1,576,000
Dealer's Discount	87,000	775,000
Other	198,000	4,833,000
Total Expenses	2,162,000	20,701,000

Net Operating Profit/(Loss)	147,000	(8,293,000)

Add: Non-Operating Income
Interest Income	3,000	33,000
Intercompany Service Credit	135,000	742,000
Total Non-Operating Income	138,000	775,000

Less: Non-Operating Expenses
Bankruptcy Professional Fees, Estate	5,599,000	14,053,000
Bankruptcy Professional Fees, Lenders	1,688,000	9,153,000
Bankruptcy Costs - Other	766,000	957,000
Investment Loss in Subsidiaries	5,927,000	16,906,000
Financing Costs	4,260,000	7,215,000
(Gain)/Loss on Currency Transactions	(118,000)	218,000
Intercompany Interest Expense	2,000	422,000
Interest Expense	1,136,000	7,226,000
Other	375,036,000	375,566,000
Total Non-Operating Expenses	394,296,000	431,716,000

Income Tax Expense (Income)	1,002,000	471,000

Net Income/(Loss)	(395,013,000)	(439,705,000)

Form 2

BALANCE SHEET
Period Ending August 31, 2009

		Case No: 09-11235 (JVA)

	August 31, 2009	July 31, 2009	At Filing

ASSETS:
Cash and Cash Equivalents	-	5,183,000	6,581,000
Notes and Accounts Receivable, Net	-	26,590,000	32,541,000
Insider Receivables	-	-	-
Inventory	-	77,587,000	92,115,000
Deferred Income Taxes Net of Valuation Allowances	-	1,549,000	1,362,000
Other Assets	1,317,000	16,719,000	8,665,000
Property, Plant and Equipment	1,119,000	186,931,000	189,079,000
Accumulated Depreciation	(629,000)	(145,362,000)	(144,959,000)
Goodwill	-	53,465,000	52,582,000
Deferred Financing Costs	-	4,535,000	5,152,000
Investments in Subsidiaries	-	295,826,000	288,027,000
Advances to Subsidiaries	-	4,858,000	4,589,000
TOTAL ASSETS	1,807,000	527,881,000	535,734,000

LIABILITIES:
Post-Petition Liabilities:
Trade Accounts Payable	-	16,088,000	-
Advance Billings and Deposits	-	2,273,000	-
Accrued Salaries, Wages and Other Compensation	-	2,236,000	-
Accrued Interest	-	879,000	-
Intercompany Payable	-	437,000	-
Advances from Affiliates	-	-	-
Accrued Liabilities	-	5,923,000	-
Debtor-in-Possession Financing	-	100,434,000	-
Total Post-Petition Liabilities	-	128,270,000	-

Secured Prepetition Liabilities:
Short-Term Borrowings	-	-	39,532,000
Long-Term Debt	174,396,000	188,362,000	227,483,000
Total Secured Liabilities	174,396,000	188,362,000	267,015,000

Prepetition Liabilities Subject to Compromise:
Trade Accounts Payable	28,116,000	29,743,000	36,595,000
Advance Billings and Deposits	2,000	1,744,000	12,010,000
Accrued Salaries, Wages and Other Compensation	5,437,000	5,953,000	8,864,000
Accrued Interest	6,850,000	6,849,000	8,220,000
Intercompany Payable	126,878,000	115,607,000	120,980,000
Advances from Affiliates	40,130,000	66,714,000	64,004,000
Accrued Liabilities	268,403,000	280,285,000	283,555,000
Total Prepetition Liabilities	475,816,000	506,895,000	534,228,000

Equity:
Preferred Stock	6,005,000	6,005,000	6,005,000
Common Stock	60,000	60,000	60,000
Paid In Capital	480,638,000	480,638,000	479,727,000
Retained Deficit - Pre-Petition	(537,129,000)	(537,129,000)	(537,129,000)
Retained Deficit - Post-Petition	(397,643,000)	(47,322,000)	-
Accumulated Other Comprehensive Loss	(200,336,000)	(197,898,000)	(214,172,000)
Total Equity	(648,405,000)	(295,646,000)	(265,509,000)

Total Liabilities and Equity	1,807,000	527,881,000	535,734,000

Form 3

SUMMARY OF OPERATIONS
Period Ended: August 31, 2009

				Case No:	09-11235 (JVA)

Schedule of Postpetition Taxes Payable
	Beginning				Ending
	July 31, 2009	Accrued /	Payments /	Liabilities	August 31, 2009
	Balance	Withheld	Deposits	Sold	Balance
Employer Payroll Taxes and Employee Payroll Taxes Withheld	$ 661,000	$ 889,000	$ 817,000	$ (733,000)	$ -

Sales, Use & Excise Taxes:	45,000	(68,000)	(5,000)	18,000	-

Property Taxes:	43,000	32,000	(3,000)	(78,000)	-

Workers' Compensation	70,000	14,000	-	(84,000)	-

TOTALS:	$ 819,000	$ 867,000	$ 809,000	$ (877,000)	$ -

Note: Post-petition tax liabilities were sold to Milacron LLC and subsidiaries at close of business August 21, 2009

AGING OF ACCOUNTS RECEIVABLE AND POSTPETITION ACCOUNTS PAYABLE

Days Past Due
Days in Age	Current	1-30	31-60	Over 60

Post Petition Accounts Payable	$ 21,755,000	$ 413,000	$ -	$ -
Accounts Receivable	$ 18,550,000	$ 5,754,000	$ 1,742,000	$ 1,838,000

Components of Balance Sheet Notes and Accounts Receivable
Customer Receivables	$ 27,884,000	(See aging above.)
Notes Receivable	1,584,000
Allowance for Doubtful Accounts	(2,582,000)
Notes and Accounts Receivable	$ 26,886,000

Note: Post-petition accounts payable and all accounts receivable were sold to Milacron LLC and subsidiaries at close of business August 21, 2009. The balances above are as of August 21, 2009.

For all postpetition accounts payable over 30 days old, please attache a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account
* None

Describe events or factors occuring during this reporting period materially affecting operations and formulation of a Plan of Reorganization
* The assets and liabilities of the company were sold on August 21, 2009, pursuant to the 363 sale.

Form 4

MONTHLY CASH STATEMENT
Period Ending August 31, 2009

Cash Activity Analysis (Cash Basis Only):				Case No:	09-11235 (JVA)

Milacron
		Milacron	Plastics		Cimcool		Milacron
		Marketing	Technologies	D-M-E	Industrial	Milacron	Capital
	Milacron Inc.	Company	Group, Inc.	Company Inc.	Products Inc.	Canada Ltd.	Holdings B.V.

A. Beginning Balance	$ 923,747	$ 1,848,864	$ 11,944	$ 185,826	$ 109,681	$ 1,951,563	$ 117,121

B. Receipts	558,737,820	13,937,809	383,444	339,989	373,268	2,474,575	-

C. Balance Available	559,661,567	15,786,673	395,388	525,815	482,949	4,426,138	117,121

D. Less Disbursements	(559,661,567)	(15,786,673)	(395,388)	(525,815)	(482,949)	(4,439,234)	(117,121)

E. Currency Translation Adjustment	-	-	-	-	-	13,096	-

F. Ending Balance	$ -	$ -	$ -	$ -	$ -	$ -	$ -

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

	1. Deposit Name & Location	Deutsche Bank, 60 Wall Street 25th Floor, New York, NY, 10005
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH, 45263
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH, 45263
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Deutsche Bank, 60 Wall Street 25th Floor, New York, NY, 10005
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	JP MorganChase, 1675 Chickasaw Drive, London, OH, 43140
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH, 45263
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Citizens Bank, 328 S. Saginaw Street, Flint, MI, 48502
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Citizens Bank, 328 S. Saginaw Street, Flint, MI, 48502
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Citizens Bank, 328 S. Saginaw Street, Flint, MI, 48502
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Bank of America N.A., 1075 Main Street, 3rd Floor, Waltham, MA, 02451
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Bank of Nova Scotia, 4519 Dundas Street, Burlington, ON, L7M5B4
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Bank of Nova Scotia, 4519 Dundas Street, Burlington, ON, L7M5B4
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Royal Bank of Canada, 6205 Airport Road, Mississauga, ON, L4V1E1
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Royal Bank of Canada, 6205 Airport Road, Mississauga, ON, L4V1E1
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Royal Bank of Canada, 245 Ouellette Avenue, Windsor, ON, N9A7J2
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Royal Bank of Canada, 245 Ouellette Avenue, Windsor, ON, N9A7J2
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	TD Canada Trust, 2038 Kipling Avenue, Rexale, ON, M9W4K1
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	TD Canada Trust, 2038 Kipling Avenue, Rexale, ON, M9W4K1
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

	1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

Form 5

For bank statements, please reference http://www.kccllc.net/.

CASH REPORT
(BASED UPON A CONSOLIDATED ACCOUNTING OF ALL D-I-P ACCOUNTS)

Case Name: Milacron Inc.

Case Number: 09-11235(JVA)

Month and Year: August 2009

Beginning Cash Balance (i.e. ending balance from previous report)	$ 5,148,748

Add: All receipts for the month. Do not include transfers between accounts.	$ 576,246,904	*

Deduct: All disbursements for the month. Do not include transfers between accounts.	$(581,408,748)	*

Currency Translation Adjustment	$ 13,096

Net cash flow	$ (5,148,748)

Ending cash balance (i.e. next month's beginning cash balance)	$ -

* Amounts include transfers between accounts.

REPORT OF UNPAID DELINQUENT POST PETITION TAXES

List all unpaid tax obligations which have accrued after the date of the filing of the Chapter 11 petition obligations which are now due and owing (i.e. delinquent), but have, in fact, not been timely paid.
Do not list any preparation tax obligations.

NONE.

Form 5A

MONTHLY STATEMENT OF INSIDER COMPENSATION / PAYMENTS
Period Ending: August 21, 2009

				Case No:	09-11235

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.
Attach additional pages if necessary.

Name:	David E. Lawrence		Capacity:		Shareholder
				X	Officer
					Director
					Insider

Detailed Description of Duties:		President & CEO

Current Compensation Paid:		Weekly	or	Monthly

				25,961.54

Current Benefits Paid:

	Health Insurance (company cost)			578.97

	Dental (company cost)			12.40

	LTD			28.67

	Life Insurance			900.00

	Retirement

	Company Vehicle			400.00

	Entertainment

	Travel

	Other Benefits

	Total Benefits			1,920.04

Current Other Payments Paid:		Weekly	or	Monthly

	Rent Paid

	Loans

	Medical Expense Reimbursement Plan

	Other (Describe)

	Other (Describe)

	Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS		Weekly	or	Monthly

				27,881.58

		/s/ David E. Lawrence
		Principal, Officer, Director, or Insider
Dated:	September 25, 2009

MONTHLY STATEMENT OF INSIDER COMPENSATION / PAYMENTS
Period Ending: August 21, 2009

				Case No:	09-11235

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.
Attach additional pages if necessary.

Name:	Hugh C. O'Donnell		Capacity:		Shareholder
				X	Officer
					Director
					Insider

Detailed Description of Duties:		Sr. Vice President, General Counsel & Secretary

Current Compensation Paid:		Weekly	or	Monthly

				16,116.92

Current Benefits Paid:

	Health Insurance (company cost)			578.97

	Dental (company cost)			12.40

	LTD 60%			28.67

	Life Insurance

	Retirement

	Company Vehicle			400.00

	Entertainment

	Travel

	Other Benefits

	Total Benefits			1,020.04

Current Other Payments Paid:		Weekly	or	Monthly

	Rent Paid

	Loans

	Medical Expense Reimbursement Plan			41.88

	Other (Describe)

	Other (Describe)

	Total Other Payments			41.88

CURRENT TOTAL OF ALL PAYMENTS		Weekly	or	Monthly

				17,178.84

		/s/ Hugh C. O'Donnell
		Principal, Officer, Director, or Insider
Dated:	September 16, 2009

SCHEDULE OF IN-FORCE INSURANCE
Period Ending: August 31, 2009

	Case No:	09-11235 (JVA)

Insurance		Expiration
Type	Carrier	Date

General Liability	Lexington Insurance Company	4/1/2010

$5 Million Umbrella	Lexington Insurance Company	4/1/2010

$20 Million Umbrella Excess of $5 Million	Arch Specialty Insurance Company	4/1/2010

$10 Million Excess of $25 Million Umbrella	Great American Insurance Company	4/1/2010

Primary & Excess Directors' and Officers' Liability	XL Specialty	8/21/2015
Axis Insurance Company
Navigators Insurance Company
Monitor Liability Managers

Primary & Excess Fiduciary	Beazley Insurance Company, Inc.	8/21/2015
Federal Insurance Company

Surety	Customs Bonds - Chubb	10/11/2009
12/10/2009

Property - Charlevoix, MI plant only	Aspen Specialty Insurance Company	8/21/2010

Form 7